Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
Subsequent Events

18) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through August 9, 2017, the date at which the unaudited condensed consolidated interim financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On July 18, 2017, the Partnership declared a cash distribution of $0.52 per common unit with respect to the quarter ended June 30, 2017 to be paid on August 15, 2017 to unitholders of record as of the close of business on August 2, 2017. On July 18, 2017, the Partnership also declared a cash distribution payable to Series A Preferred Unitholders with respect to the quarter ended June 30, 2017 in an aggregate amount equal to $1.0 million.

On August 9, 2017, the Partnership entered into an agreement with NTT Finance Corporation for an unsecured revolving credit facility of $25 million. The facility will mature in August 2019, bear interest at LIBOR plus a margin of 1.8% and have a commitment fee of 0.5% on the undrawn portion of the facility. Closing of the facility is expected to occur by the end of August 2017.

On August 9, 2017, the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, entered into a share purchase agreement with KNOT to acquire KNOT Shuttle Tankers 26 AS (“KNOT 26”), the company that owns the shuttle tanker, Lena Knutsen, from KNOT (the “Lena Acquisition”). The Partnership expects the Lena Acquisition to close by September 30, 2017, subject to customary closing conditions. The purchase price of the Lena Acquisition is $142.0 million, less approximately $133.8 million of outstanding indebtedness related to the Lena Knutsen plus approximately $24.1 million for a receivable owed by KNOT to KNOT 26 (the “KNOT 26 Receivable”) and approximately $1.0 million for certain capitalized fees related to the financing of the Lena Knutsen. On the closing of the Lena Acquisition, KNOT 26 will repay approximately $41.9 million of the indebtedness, leaving an aggregate of approximately $91.9 million of debt outstanding under the secured credit facility related to the vessel (the “Lena Facility”). The Lena Facility is repayable in quarterly installments with a final balloon payment of $69.8 million due at maturity in June 2022. The Lena Facility bears interest at an annual rate equal to LIBOR plus a margin of 1.9%. The purchase price will be settled in cash and will be subject to certain post-closing adjustments for currency fluctuations and accrued interest on the KNOT 26 Receivable, working capital, Norwegian tonnage entrance tax and interest rate swaps. On the closing of the Lena Acquisition, KNOT will repay the KNOT 26 Receivable in full.